Exhibit 99.6

EXECUTION VERSION

PRIMARY SERVICING AGREEMENT

UBS-Barclays Commercial Mortgage Trust 2013-C5

Commercial Mortgage Pass-Through Certificates

Series 2013-C5

Dated as of February 1, 2013

By and Between

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

Master Servicer

and

BANK OF AMERICA N.A.

Primary Servicer

i

ii

LIST OF EXHIBITS

[SUBJECT TO EXHIBITS ATTACHED TO PSA]

Schedule I	Mortgage Loan Schedule

Exhibit “A”	Day One Report

Exhibit “B”	Inspection Reports

Exhibit “C”	Quarterly Reports

Exhibit “D”	Remittance Reports

iii

THIS PRIMARY SERVICING AGREEMENT dated as of February 1, 2013 is between Midland Loan Services, a Division of PNC Bank, National Association (together with its successors and assigns permitted under the PSA, the “Master Servicer” or “Midland”), and Bank of America N.A. (together with its successors and permitted assigns hereunder, the “Primary Servicer”).

PRELIMINARY STATEMENT

Pursuant to the Pooling and Servicing Agreement (the “PSA”) dated as of February 1, 2013, among UBS Commercial Mortgage Securitization Corp., as Depositor, Midland, as Master Servicer and as Special Servicer, Situs Holdings LLC, as Operating Advisor, and Deutsche Bank Trust Company Americas, as Trustee, Certificate Administrator, Paying Agent and Custodian with respect to the UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mortgage Pass-Through Certificates, Series 2013-C5 (a copy of which has been delivered to the Primary Servicer), the Master Servicer shall be servicing the Mortgage Loans on behalf of the Trust.

The Master Servicer and the Primary Servicer desire to enter into an agreement whereby the Primary Servicer assumes and agrees to perform certain of the Master Servicer’s servicing responsibilities with respect to the Mortgage Loans as more specifically set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals in the above Preliminary Statement which are made a contractual part hereof, and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01.     Defined Terms.

For purposes of this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the PSA, and the following capitalized terms shall have the respective meanings set forth below.

“Accepted Primary Servicing Practices”:  As defined in Section 2.01 hereof.

“Additional Primary Servicing Compensation”: As defined in Section 5.01 hereof.

“Agreement”:  This Primary Servicing Agreement, as the same may be amended or modified by the parties from time to time.

“CREFC Reporting Format”:  The CREFC Investor Reporting Package reporting and data format; provided, however, that if such format is no longer applicable or in existence, then such other commercial mortgage servicing industry standard reporting and data format reasonably approved by the Master Servicer.

“Day One Report”:  With respect to each of the Mortgage Loans, the report setting forth the Monthly Payment for the current month and the amount of any unscheduled payments, Balloon Payments, Principal Prepayments, and Static Prepayment Premiums for which the Primary Servicer has received notice, substantially in the form attached hereto as Exhibit “A”.

“Indemnified Party”:  As defined in Section 8.01(b) hereof.

“Inspection Reports”:  The inspection reports substantially in the form attached hereto as Exhibit “B”.

“Master Servicer”:  As defined in the first paragraph of this Agreement.

“Mortgage Loan”:  Each of the mortgage loans identified on the Mortgage Loan Schedule.

“Mortgage Loan Schedule”: The schedule of certain mortgage loans that is annexed to the Primary Servicer’s signature page included herewith, which schedule sets forth certain information with respect to such mortgage loans, including, without limitation, the related Primary Servicing Fee Rate.

“PSA”:  As defined in the above Preliminary Statement to this Agreement.

“Quarterly Reports”:  The quarterly reports and certifications substantially in the form attached hereto as Exhibit “C”.

“Remittance Reports”: The remittance reports substantially in the form attached hereto as Exhibit “D”.

“Responsible Officer”:  Any officer or employee of the Primary Servicer or the Master Servicer, as the case may be, involved in or responsible for the administration, supervision or management of this Agreement and whose name and specimen signature appear on a list prepared by each party and delivered to the other party, as such list may be amended from time to time by either party.

“Primary Servicer”:  As defined in the first paragraph of this Agreement.

“Primary Servicer Accounts”:  The Collection Accounts and the Servicing Accounts maintained by the Primary Servicer hereunder in the name of the Primary Servicer on behalf of the Master Servicer on behalf of the Trustee in trust for the benefit of the Holders.

“Primary Servicer Termination Event”: Any event of default as set forth in Section 7.01 hereof.

“Primary Servicing Fee”:  With respect to each Mortgage Loan and for any Distribution Date, that portion of the Primary Servicing Fee payable by the Master Servicer to the Primary

Servicer, which shall be an amount per calendar month equal to the product of the Primary Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan, as determined on the same basis as for the calculation of the Master Servicing Fee under the PSA.

“Primary Servicing Fee Rate”:  The per annum rate for each Mortgage Loan as set forth in the related Mortgage Loan Schedule.

“Primary Servicing File”:  With respect to each Mortgage Loan, all documents, information and records relating to such Mortgage Loan that are necessary or appropriate to enable the Primary Servicer to perform its obligations hereunder and any additional documents or information related thereto maintained or created in any form by the Primary Servicer, including, without limitation, all analysis, working papers, inspections reports, written communications with any Borrower, and all other information collected from or concerning any Borrower or the related Mortgaged Property in the Primary Servicer’s possession.

“Primary Servicer Remittance Date”:  With respect to any Determination Date, one (1) Business Day after such Determination Date.

“Qualified Affiliate:” Any Person (a) that is organized and doing business under the laws of any state or the United States or the District of Columbia, (b) that is in the business of performing the duties of a servicer of mortgage loans, and (c) as to which 50% or greater of its outstanding voting stock or equity ownership interest are directly or indirectly owned by the Primary Servicer or by any Person or Persons who directly or indirectly own equity ownership interests in the Primary Servicer.

ARTICLE II.

RETENTION AND AUTHORITY OF  PRIMARY SERVICER

Section 2.01.     Servicing Standard; Commencement of Servicing Responsibilities.

The Master Servicer hereby engages the Primary Servicer to perform, and the Primary Servicer hereby agrees to perform, servicing with respect to all of the Mortgage Loans throughout the term of this Agreement, upon and subject to the terms, covenants and provisions hereof.  The Primary Servicer shall perform its services hereunder in accordance with (a) applicable laws, (b) the terms and provisions of the Mortgage Loans, (c) the express terms hereof, the PSA and with respect to any Companion Loan, the related Co-Lender Agreement, (d)  subject to Section 2.03(b) hereof, the reasonable directions and instructions of the Master Servicer (including, without limitation, the forms and report formats reasonably requested by the Master Servicer) and (e) all requirements pertaining to the performance of such services under the PSA, including, without limitation, the Servicing Standard.  The above-described servicing standards are herein referred to as “Accepted Primary Servicing Practices.” For the avoidance of doubt, the Primary Servicer does not service any companion loans in this transaction.

Section 2.02.     Primary Servicing.

To the extent necessary for the Primary Servicer to comply with applicable laws, or if otherwise consented to by the Master Servicer(not to be unreasonably withheld or delayed), the Primary Servicer may enter into any subservicing agreement with another subservicer that would permit such subservicer to perform any or all of the Primary Servicer’s servicing responsibilities under this Agreement and such subservicer meets the requirements of the PSA; provided, however, that the consent of the Master Servicer shall not be required to engage a third party contractor to perform ministerial tasks, including property inspections.  Notwithstanding any subservicing agreement or third party subcontract, the Primary Servicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement to the same extent and under the same terms and conditions as if the Primary Servicer were servicing the Mortgage Loans alone.

Section 2.03.    Authority of Primary Servicer.

(a)           Except as otherwise provided herein and subject to the terms of this Agreement and the Master Servicer’s limitations of authority as Master Servicer under the PSA, in performing its obligations hereunder, the Primary Servicer shall have full power and authority to take any and all actions in connection with such obligations that it deems necessary or appropriate; provided, however, that the Primary Servicer shall not take any of the following actions with respect to any Mortgage Loan, and if borrower requests any of the following, the Primary Servicer shall promptly forward such request to the Master Servicer for approval and processing:

(i)            the modification, waiver or amendment, whether or not material, of or with respect to any Mortgage Loan, including, without limitation, any forgiveness of principal, any change in the amount or timing of any payment of principal or interest, maturity, extension rights or prepayment provisions or the substitution, release or addition of any collateral for any Mortgage Loan or relate to any waiver of or granting of consent under a “due-on-sale” or “due-on-encumbrance” clause;

(ii)           the granting or withholding of consent to any transfer of ownership of a Mortgaged Property or any transfer of any interest of an owner of a Mortgaged Property and entering into any assumption agreement in connection therewith;

(iii)          the granting or withholding of consent to any request for approval to place subordinate or other financing on a Mortgaged Property;

(iv)          the determination of whether or not to release proceeds of condemnation or casualty insurance to the Borrower under any Mortgage Loan;

(v)           the waiver of any Penalty Charge or prepayment premium under any Mortgage Loan;

(vi)          any action to initiate, prosecute and manage foreclosure proceedings and other legal proceedings related thereto in connection with any Mortgage Loan;

(vii)         the permitting of or performing a modification of a Mortgage Loan to permit a Principal Prepayment of a Mortgage Loan on a date other than its Due Date;

(viii)        any action requiring the consent of the Master Servicer, the Directing Certificateholder, the Trustee or the Special Servicer under the PSA;

(ix)           the granting or withholding of consent to any request for defeasance of any Mortgage Loan;

(x)           the granting of any consent, approval or direction regarding the termination of (a) the related property manager or the designation of any replacement property manager or (b) with respect to a hospitality property, the franchise or the designation of a new franchise; or

(xi)           the authorizing of any Servicing Transfer Event under PSA Section 3.23(a) and as defined in the definition of Specially Serviced Loan; provided, however, that if the Primary Servicer determines that a Servicing Transfer Event should occur, the Primary Servicer shall immediately provide to the Master Servicer notice of such event along with the Primary Servicer’s recommendation and supporting documentation and further provide to the Master Servicer additional information as the Master Servicer reasonably requests.

(b)           Regardless of whether the consent or approval of the Master Servicer is required pursuant to this Agreement, the Primary Servicer shall take any action that is directed by the Master Servicer which relates to the Primary Servicer’s obligations under this Agreement; provided, however, that the Primary Servicer shall not be obligated to take any such action to the extent that the Primary Servicer determines in its reasonable discretion that such action may cause (i) a violation of applicable laws, court orders or restrictive covenants with respect to any Mortgage Loan or Mortgaged Property, (ii) a violation of any term or provision of a Mortgage Loan or (iii) a violation of the Servicing Standard.

ARTICLE III.

SERVICES TO BE PERFORMED

Section 3.01.     Services as Primary Servicer.

With respect to each Mortgage Loan subject to this Agreement, the Primary Servicer shall, in accordance with Accepted Primary Servicing Practices and subject to the supervision of the Primary Servicer by the Master Servicer, perform the following servicing activities on behalf of the Master Servicer:

(a)           except as expressly modified under this Agreement, the Primary Servicer shall perform the duties and obligations of the Master Servicer as the Master Servicer under PSA Sections 2.01(a), (b) and (c) (servicing files and letters of credit), 2.03(d) and (e) (Section 15Ga-1 reporting), 2.03(f) (repurchase and substitution of loans), 2.06(b) (REMIC compliance), 3.01 (a)-(d) (general servicing), 3.02 (liability when subservicing), 3.03 (collections), 3.04 (taxes and insurance; escrows ), 3.05(a) and (k) (collection account), 3.07 (investment of funds), 3.08 (insurance), 3.11 (release of files), 3.13(a), (b), (c), (d)and (j) (reporting, rent rolls and operating statements), 3.14(a), (c) and (g) (access), 3.17(a) (inspections), 3.20 (lock-box accounts, cash collateral accounts, escrow accounts and reserve accounts), 3.23(a) and (d) (servicing transfers), 3.28 (Directing Holder contact), 4.04(a)(REMIC compliance)and Article X (Exchange Act Reporting and Regulation AB Compliance); provided, however, that:

(i)            no Primary Servicer shall have any obligation to make Advances including emergency advances, provided that the Primary Servicer shall promptly notify the Master Servicer in the event any Advance is required to be made or an expense of the Trust Fund is required to be incurred;

(ii)            Section 5.01 hereof shall control with respect to which fees or charges the Primary Servicer may retain under PSA Sections 3.06 and 3.12;

(iii)           PSA Section 3.07 shall only be applicable with respect to the Primary Servicer Accounts;

(iv)          any reports, information, certifications and other documentation which are required to be provided by the Master Servicer to the Trustee, the Depositor, the Directing Holder, Mortgage Loan Seller, the Special Servicer, the Operating Advisoror any other person shall be provided by the Primary Servicer to the Master Servicer;

(v)           the Primary Servicer shall not be responsible for any mortgage loan pool-wide reporting, including, without limitation, the preparation or delivery to any Person of any of the files or reports in the CREFC reporting format (except as otherwise required to be prepared by the Primary Servicer and delivered to the Master Servicer under this Agreement), or preparing, signing and filing with the appropriate Person any reports, statements and information under PSA Section 4.02;

(vi)          no less often than on a monthly basis, the Primary Servicer shall, without charge, make a knowledgeable Servicing Officer available to answer questions from the Master Servicer and Directing Holder regarding the performance and servicing of the Mortgage Loans for which the Primary Servicer is responsible;

(vii)         the Primary Servicer shall not take any actions under and shall immediately provide notice of issues arising under Sections 3.09, 3.17(b), 3.24 or 3.26 of the PSA;

(viii)        for the avoidance of doubt, the Primary Servicer will not be performing any of the duties and obligations of the Master Servicer under PSA Section 3.09 (due-on-sale, assumptions, defeasance) and Section 3.26 (modification, waiver, amendment and consents); and

(ix)           for the avoidance of doubt, the inclusion of Section 3.13(j) above does not relieve the Primary Servicer from its obligation to submit such reports and statements directly to the Master Servicer.

(b)           the Primary Servicer shall promptly notify the Master Servicer in writing upon discovery or receipt of notice by the Primary Servicer of the occurrence of any event that causes, or with notice or the passage of time or both, would cause any Mortgage Loan to become a Specially Serviced Loan in accordance with the definition of “Specially Serviced Loan” set forth in the PSA;

(c)           the Master Servicer shall promptly notify the Primary Servicer of any determination by the Master Servicer that a Mortgage Loan has become a Specially Serviced Loan. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Loan, the Master Servicer shall promptly give the Primary Servicer notice thereof;

(d)           the Primary Servicer shall promptly advise the Master Servicer of all material collection and customer service issues regarding Borrower’s compliance with the listed Mortgage Loan Documents and furnish the Master Servicer with copies of all material written communications regarding such issues between the Primary Servicer and any Borrower or any third party in connection with the Primary Servicer’s obligations hereunder;

(e)           with respect to all servicing responsibilities of the Master Servicer under the PSA which are not being performed by the Primary Servicer hereunder, the Primary Servicer shall reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities;

(f)           on or before 2:00 p.m. Eastern Time on each Primary Servicer Remittance Date, the Primary Servicer shall deliver to the Master Servicer the Remittance Reports which reflect activity with respect to the Mortgage Loans through and including the close of business on the date which is the Determination Date; and the Primary Servicer shall, to the extent necessary, deliver to the Master Servicer a follow-up report in similar format which reflects additional activity with respect to the Mortgage Loans through and including the date of any follow-up remittance;

(g)           on or before 2:00 p.m. Eastern Time on each Primary Servicer Remittance Date, the Primary Servicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, all amounts on deposit in the Collection Account maintained by the Primary Servicer as of the close of business on the Determination Date; and the Primary Servicer shall remit to the Master Servicer within one (1) Business Day after receipt, any payments received by the Primary Servicer after such initial remittance; and each of the foregoing remittances of funds may be net of any Primary Servicing Fees due and payable to the Primary Servicer;

(h)           On or before the 15th day of the month following the last day of each calendar quarter, beginning with the first calendar quarter of 2014, on a quarterly and annual basis each year, the Primary Servicer shall prepare and deliver to the Master Servicer the Quarterly Reports;

(i)            on an annual basis each year, the Primary Servicer shall (1) determine and analyze financial ratios and perform other financial analysis required under the CREFC Reporting Format and (2) within thirty (30) days of receipt of financial statements and property operating statements but no later than twenty (20) days prior to June 30, commencing in 2014 for the preceding calendar year, the Primary Servicer shall (i) forward copies of any such statements to the Master Servicer along with such report and analysis and (ii) prepare and deliver to the Master Servicer a report summarizing such analysis based upon the property operating statements with respect to the related Mortgaged Property and the financial statements of the related Borrower and each related guarantor collected by the Primary Servicer pursuant to PSA Section 3.13(d), which report shall be provided in electronic format and shall be substantially in the form of the CREFC Financial File included in the CREFC Reporting Format (or in such other reporting format as mutually agreed to by the Master Servicer and Primary Servicer);

(j)            within thirty (30) days of completion of an inspection, the Primary Servicer shall prepare and deliver to the Master Servicer the Inspection Reports summarizing the results of any property inspections performed by the Primary Servicer pursuant to PSA Section 3.17(a);

(k)           the Primary Servicer shall prepare and deliver to the Master Servicer the Day One Report on the 3rd day or next Business Day of each calendar month;

(l)            the Primary Servicer shall notify the Master Servicer in writing within five (5) Business Days after the Primary Servicer discovers or receives notice alleging a Defect or a Breach or receives a Repurchase Communication of a Repurchase Request, Repurchase Request Withdrawal or a Repurchase Request Rejection; and the Primary Servicer shall promptly provide to the Master Servicer a copy of any written Repurchase Communication Request, Repurchase Request Withdrawal, or Repurchase Request Rejection received by the Primary Servicer and shall cooperate with the Master Servicer with regard to the Primary Servicer’s obligations under this Agreement in pursuing its obligations under PSA Section 2.03;

(m)          the Primary Servicer shall provide the Master Servicer with such reports and other information (in the Primary Servicer’s possession or to the extent readily obtainable and as reasonably requested by the Master Servicer) with respect to the servicing of the Mortgage Loans by the Primary Servicer hereunder in order for the Master Servicer to perform its duties under the PSA;

(n)           with respect to letters of credit, if any, as the Master Servicer is required to hold original letters of credit under the PSA, the Primary Servicer shall hold such original letters of credit if the Primary Servicer has (i) a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion, or (ii) outsourced such responsibility to a third party vendor, which vendor shall be satisfactory to the Master Servicer, who has a vault or other adequate safety procedures in place satisfactory to the Master Servicer, in its sole discretion; and

(o)           the Master Servicer shall notify the Primary Servicer of a determination by the Special Servicer of Acceptable Insurance Default.

Section 3.02.     Portfolio Manager.

(a)           The Primary Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Master Servicer and to provide assistance to the Master Servicer consistent with the Master Servicer’s supervisory authority over the Primary Servicer hereunder.

(b)           The Master Servicer shall designate a portfolio manager and other appropriate personnel to receive documents and communications from the Primary Servicer and to provide to the Primary Servicer information, materials and correspondence relating to the Mortgage Loans and the related Borrowers which may be necessary or appropriate to enable the Primary Servicer to perform its obligations hereunder.

Section 3.03.     Maintenance of Errors and Omissions and Fidelity Coverage.

The Primary Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a fidelity bond and an errors and omissions insurance policy covering the Primary Servicer’s officers and employees acting on behalf of the Primary Servicer in connection with its activities under this Agreement in form and amount which satisfies the fidelity bond and errors and omissions insurance policy requirements under PSA Section 3.08(d).  The Primary Servicer shall cause to be delivered to the Master Servicer from time to time upon the Master Servicer’s request a certificate of insurance or other evidence of such bond and insurance.  The Primary Servicer shall promptly notify or cause its insurer to notify the Master Servicer of any material change to such fidelity bond or errors and omissions insurance.

Section 3.04.     Delivery and Possession of Servicing Files.

The Primary Servicer hereby acknowledges receipt of the Primary Servicing Files.  The contents of each Primary Servicing File delivered to the Primary Servicer are and shall be held in trust by the Primary Servicer for the benefit of the Trust Fund as the owner thereof; the Primary Servicer’s possession of the contents of the Primary Servicing File so delivered is for the sole purpose of servicing the related Mortgage Loan; and such possession by the Primary Servicer shall be in a custodial capacity only.  The Primary Servicer shall release its custody of the contents of the Primary Servicing File only in accordance with written instructions from the Master Servicer, and upon request of the Master Servicer, the Primary Servicer shall deliver to the Master Servicer the Primary Servicing File or a copy of any document contained therein.

Section 3.05.     Annual Compliance Statements.

(a)           The Primary Servicer shall, on or before March 10th (subject to a grace period through March 15th) of each year, commencing in March 2014, deliver to the Depositor, the Certificate Administrator, the Trustee, the Certifying Person and the Master Serviceran Officer’s Certificate, in a form that satisfies the requirements of Section 10.11 of the PSA (or such other form, similar in substance, as may be acceptable to the Depositor and the Master Servicer) stating, as to the signer thereof, that (A) a review of such Primary Servicer’s activities during the preceding calendar year or portion thereof and of such Primary Servicer’s performance under this Agreement has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such Primary Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Such Officer’s Certificate shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Primary Servicer. Primary Servicer shall cooperate with the Master Servicer and/or the Depositor, the Certificate Administrator, the Trustee and the Certifying Person if any party consults with the Primary Servicer as to the nature of any failures by the Primary Servicer with respect to the Mortgage Loans in the fulfillment of any of the Primary Servicer’s obligations hereunder.  In any year that the Primary Servicer has received written confirmation from the Depositor or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer shall not be required to deliver such statement until April 10th of such year.

(b)           In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, Primary Servicer shall provide an annual statement of compliance pursuant to this Section 3.05 with respect to the period of time that Primary Servicer was subject to this Agreement.

Section 3.06.     Annual Reports on Assessment of Compliance with Servicing Criteria.

(a)           On or before March 10th (subject to a grace period through March 15th) of each year, commencing in March 2014, the Primary Servicer, at its own expense, shall furnish to the Depositor, the Trustee, the Certificate Administrator, the Certifying Person and the Master Servicer a report in a form that satisfies the requirements of Section 10.12 of the PSA, on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by Primary Servicer of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that Primary Servicer used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such Primary Servicer’s assessment of compliance with the Relevant Servicing Criteria as of and for the period ending the end of the fiscal year covered by Form 10-K, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on Primary Servicer’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.  Such report shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Primary Servicer.

(b)           Each such report shall be addressed to the Master Servicer the Certifying Person, the Depositor, the Trustee and the Certificate Administrator and signed by an authorized officer of Primary Servicer, and shall address the Relevant Servicing Criteria specified on a certification in a form that satisfies the requirements of Section 10.12 of the PSA.  Primary Servicer shall cooperate with the Master Servicer and/or the Depositor if either party consults with the Primary Servicer as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria.

(c)          In any year that the Primary Servicer has received written confirmation from the Depositor or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer shall not be required to deliver such assessments until April 10th of such year.

(d)           Primary Servicer hereby acknowledges and agrees that the Relevant Servicing Criteria set forth on Schedule II of the PSA is appropriately set forth with respect to Primary Servicer.

(e)           In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, Primary Servicer shall provide an annual assessment of compliance pursuant to this Section 3.06, coupled with an attestation as required in Section 3.07 with respect to the period of time that Primary Servicer was subject to this Agreement.

Section 3.07.     Annual Independent Public Accountants’ Attestation Report.

(a)           On or before March 10th (subject to a grace period through March 15th)of each year, commencing in March 2014, the Primary Servicer shall, at its own expense, cause a registered public accounting firm and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Master Servicer in a form that satisfies the requirements of Section 10.13 of the PSA to the effect that (i) it has obtained a representation regarding certain matters from the management of Primary Servicer, which includes an assertion that Primary Servicer has complied with the Relevant Servicing Criteria applicable to it and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is issuing an opinion as to whether Primary Servicer’s assessment of compliance with the Relevant Servicing Criteria applicable to it was fairly stated in all material respects.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Each such related accountant’s attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.  Such report must be available for general use and not contain restricted use language.  Such report shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and Primary Servicer.

(b)           Primary Servicer shall cooperate with the Master Servicer, the Trustee, the Certificate Administration, the  Certifying Person and/or the Depositor if any such party consults with the Primary Serviceras to the nature of any defaults by Primary Servicer in the fulfillment of Primary Servicer’s obligations hereunder.

(c)           In any year that the Primary Servicer has received written confirmation from the Depositor or the Master Servicer that a report on Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year, the Primary Servicer shall not be required to deliver suchreport until April 10th of such year.

Section 3.08.     Sarbanes-Oxley Certification.

(a)           On or before March 10th (subject to a grace period through March 15th) of each year commencing in March 2014, the Primary Servicer shall provide to the Master Servicer and the Certifying Person, the Depositor, the Trustee and the Certificate Administrator a Performance Certification in substantially the form of Exhibit AA of the PSA, on which the Master Servicer, the Certifying Person, the entity for which the Certifying Person acts as an officer (if the Certifying Person is an individual), and each entity’s officers, directors and Affiliates (collectively the Certification Parties) can reasonably rely.  In addition, Primary Servicer shall execute a reasonable reliance certificate to enable the Certification Parties to rely upon each (i) annual compliance statement provided pursuant to Section 3.05 hereof, (ii) annual report on assessment of compliance with servicing criteria provided pursuant to Section 3.06 hereof and (iii) accountant’s report provided pursuant to Section 3.07 hereof, and shall include a certification in the Performance Certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of the Primary Servicer to enable such accountants to render the certificates provided for in Section 3.07 hereof.  In the event the Primary Servicer is terminated or resigns pursuant to the terms of this Agreement, the Primary Servicer shall provide a certification to the Master Servicer for delivery to the Certifying Person pursuant to this Section 3.08 with respect to the period of time it was subject to this Agreement.  Each such Performance Certification shall be provided in EDGAR compatible format, or in such other format agreed upon by the Master Servicer and the Primary Servicer.  Notwithstanding the foregoing, nothing in this Section 3.08 shall require Primary Servicer (i) to certify or verify the accurateness or completeness of any information provided to Primary Servicer by third parties, (ii) to certify information other than to Primary Servicer’s knowledge and in accordance with Primary Servicer’s responsibilities hereunder or (iii) with respect to completeness of information and reports, to certify anything other than that all fields of information called for in written reports prepared by Primary Servicer have been completed except as they have been left blank on their face.

(b)           Notwithstanding anything to the contrary contained in this Section 3.08, with respect to each year in which the Trust is not subject to the reporting requirements of the Exchange Act, Primary Servicer shall not be required to deliver any certification under this Section 3.08.

Section 3.09.     Delivery of Mortgage Loan Purchase Agreement.

Following the Master Servicer’s receipt of the Mortgage Loan Purchase Agreements from the Depositor, the Master Servicer shall provide a copy of each such Mortgage Loan Purchase Agreement to the Primary Servicer.

ARTICLE IV.

PRESERVATION OF THE REMICS.

The Primary Servicer shall not take any action (whether or not authorized hereunder) as to which the Master Servicer has advised the Primary Servicer in writing that it or the Trustee has received an Opinion of Counsel to the effect that an Adverse REMIC Event or an adverse event with respect to the Grantor Trust could occur with respect to such action. The Primary Servicer may conclusively rely on any notice from the Master Servicer, without any independent investigation or verification.

ARTICLE V.
PRIMARY SERVICER’S COMPENSATION AND EXPENSES

Section 5.01.     Primary Servicing Compensation.

(a)           As compensation for its activities hereunder, the Primary Servicer shall be entitled to receive (or retain from the Accounts, as applicable) the Primary Servicing Fee.  Anything herein to the contrary notwithstanding, the Primary Servicer shall be paid such Primary Servicing Fee at such times as, and only to the extent that, the Master Servicer receives the Servicing Fee with respect to each Mortgage Loan under the PSA. Except as provided below, any reductions in the Servicing Fee that may be required under the PSA with respect to Prepayment Interest Shortfalls shall not affect the amount of the Primary Servicing Fee payable to the Primary Servicer and, consequently, the Primary Servicer shall not be entitled to any Prepayment Interest Excess; provided, however, that in the event of a breach of Section 2.03(a)(viii) of this Agreement by the Primary Servicer, on or before 2:00 p.m. New York City time on the Primary Servicer Remittance Date following such breach, the Primary Servicer shall remit to the Master Servicer, pursuant to wiring instructions from the Master Servicer, the amount as of any Distribution Date equal to the aggregate amount of Prepayment Interest Shortfall incurred in connection with principal prepayments received in respect of the Mortgage Loans.

(b)           As additional compensation (“Additional Primary Servicing Compensation”), the Primary Servicer shall be entitled to (i) any interest or other income earned on deposits in the related Primary Servicer Accounts; provided, however, that the Primary Servicer shall be required to promptly remit to the Master Servicer any amounts received from or on behalf of any Borrower which the Primary Servicer is not entitled to retain under this paragraph, (ii) 100% of any charges for beneficiary statements or demands and amounts collected for checks returned for insufficient funds to which the Master Servicer is entitled under the PSA and (iii) 100% of that potion of any payoff fees, except for any prepayment penalties due under the Loan Documents, and other customary charges to which the Master Servicer is entitled under the PSA.

(c)           Except as otherwise provided herein or in the PSA, the Primary Servicer shall pay all its overhead and similar expenses incurred by it in connection with its servicing activities hereunder.

ARTICLE VI.

THE MASTER SERVICER AND THE PRIMARY SERVICER

Section 6.01.     Primary Servicer Not to Assign; Merger or Consolidation of the Primary Servicer.

(a)           Except as otherwise provided in Section 6.01(b) hereof, or in Sections 2.02 or 3.02 hereof, the Primary Servicer shall not assign this Agreement for any reason or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld or delayed.

(b)           The Primary Servicer shall not resign from its obligations and duties hereunder without giving the Master Servicer sixty (60) days prior written notice thereof or such lesser notice as may be acceptable to the Master Servicer to enable the Master Servicer to assume all of the Primary Servicer’s rights, powers, duties and obligations under this Agreement; provided, however, that only fifteen (15) days prior written notice shall be required in connection with a resignation of the Primary Servicer as a result of the Master Servicer’s failure to consent to any matters set forth in this Section 6.01.

(c)           The Primary Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person into which the Primary Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Primary Servicer shall be a party, or any Person succeeding to the business of the Primary Servicer, shall be the successor of the Primary Servicer hereunder, provided that, in any such case, the Primary Servicer has obtained the prior written consent of the Master Servicer, which shall not be unreasonably withheld or delayed, and such Person meets the requirements of the PSA; provided, however, that the Master Servicer’s consent shall not be required if the Primary Servicer is merged into or consolidated with a Qualified Affiliate or transfers all or substantially all of its assets to a Qualified Affiliate.  Such successor shall be deemed to have assumed all of the liabilities of the Primary Servicer hereunder, and upon written demand by the Master Servicer, such successor shall be required to promptly execute and deliver to the Master Servicer an agreement which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Primary Servicer under this Agreement from and after the date of such agreement.

Section 6.02.     Liability and Indemnification of the Primary Servicer and the Master Servicer; Indemnification.

(a)           Neither the Primary Servicer nor any of the affiliates, directors, officers, employees, members, managers, or agents of the Primary Servicer shall be under any liability to the Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Primary Servicer or any such Person against any breach of its warranties or representations made herein, or against any liability which would otherwise be imposed on the Primary Servicer by reason of the Primary Servicer’s willful misconduct, bad faith, fraud or negligence in the performance of its duties hereunder or by reason of its negligent disregard of its obligations or duties hereunder, or for a breach of the Servicing Standard. The Primary Servicer and any Affiliate, member, manager, director, officer, employee or agent of the Primary Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(b)           The Primary Servicer and any affiliate, director, officer, employee, member, manager or agent of the Primary Servicer shall be indemnified and held harmless by the Master Servicer for any loss, liability or expense (including reasonable legal fees and expenses) incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement, other than any loss, liability or expense (including legal fees and expenses) incurred by the Primary Servicer by reason of willful misconduct, bad faith, fraud or negligence in the performance of its duties hereunder or by reason of negligent disregard of its obligations and duties hereunder; provided that the Primary Servicer shall be paid out of the Collection Account in accordance with Section 3.06(a) of the PSA. To the extent allowed by PSA Sections 2.04(a) or 6.03, the Master Servicer agrees to use reasonable efforts to pursue the Trust for indemnification.

(c)           The Primary Servicer shall be under no obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, except in the case of a legal action the costs of which such party is specifically required hereunder to bear, in its option does not involve it in any ultimate expense or liability for which it would not be reimbursed hereunder.

(d)           The Master Servicer and any affiliate, director, officer, employee, member, manager or agent of the Master Servicer shall be indemnified and held harmless by the Primary Servicer for any loss, liability, or expense (including reasonable legal fees and expenses) incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement of the Primary Servicer resulting from (i) any breach by the Primary Servicer of a warranty or representation made by it herein (ii) any willful misconduct, bad faith, fraud or negligence by the Primary Servicer in the performance of its obligations or duties hereunder or by reason of negligent disregard of such obligations or duties or (iii) any breach of the Accepted Primary Servicing Practices. The Master Servicer and any Affiliate, member, manager, director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

(e)           The Primary Servicer shall indemnify and hold harmless the Master Servicer, each Certification Party, the Depositor, and any employee, director or officer of the Depositor, from and against any losses, damages, penalties, fines, forfeitures, legal fees, claims, fees and expenses and related costs, judgments and other costs and expenses incurred by such indemnified party arising out of (i) a breach of the Primary Servicer’s obligation to provide any of the annual compliance statements or annual assessment of servicing criteria or attestation reports pursuant to this Agreement and the PSA, (ii) the negligence, bad faith or willful misconduct on the Primary Servicer’s part in the performance of its duties and obligations under this Agreement,

(iii) any failure by Primary Servicer to promptly identify any subservicer the Primary Servicer enters into a subservicing agreement with pursuant to Section 2.02 hereof  and the Mortgage Loans such subservicer shall be subservicing with respect thereto or (iv) any failure by Primary Servicer to comply with the obligations of a Servicing Function Participant under the PSA.

If the indemnification provided for in this Section 6.02(d) is unavailable or insufficient to hold harmless any Certification Party, the Depositor or any employee, director or officer of the Depositor, then the Primary Servicer shall contribute to the amount paid or payable to the indemnified party as a result of the losses, claims, damages or liabilities of the indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the Primary Servicer on the other in connection with a breach of the Primary Servicer’s obligations pursuant to Article X of the PSA, this Agreement or the Primary Servicer’s negligence, bad faith or willful misconduct in connection therewith.  The Primary Servicer shall cause any subservicer with which it enters into a servicing relationship with respect to the Mortgage Loans to agree to the foregoing indemnification and contribution obligations.

(f)           The indemnification, exculpation, and other protections and provisions in this Section 6.02 shall survive the termination of this Agreement or the resignation of the Master Servicer or the Primary Servicer.

Section 6.03.     Representations and Warranties.

The Primary Servicer hereby represents, warrants and covenants to the Master Servicer that as of the date hereof:

(a)           The Primary Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and the Primary Servicer is in compliance with the laws of each state (within the United States of America) in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement;

(b)           The execution and delivery of this Agreement by the Primary Servicer and its performance and compliance with the terms of this Agreement will not (i) violate the Primary Servicer’s organizational documents or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, or other material instrument to which the Primary Servicer is a party or by which it may be bound, or (iii) result in the violation of any law, rule, regulation, order, judgment or decree binding on the Primary Servicer, which, in the case of either (ii) or (iii) is likely to materially adversely affect the Primary Servicer’s ability to perform hereunder;

(c)           This Agreement, assuming due authorization, execution and delivery by the Primary Servicer and, assuming due authorization, execution and delivery by the Master Servicer, constitutes a legal, valid and binding obligation of the Primary Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law;

(d)           The Primary Servicer is not in violation of, and the execution and delivery of this Agreement by the Primary Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violations are reasonably likely to have consequences that would materially and adversely affect the financial condition or operations of the Primary Servicer or its properties taken as a whole or are reasonably likely to have consequences that would materially and adversely affect its ability to perform its duties and obligations hereunder;

(e)           No litigation is pending or, to the best of the Primary Servicer’s knowledge, threatened against the Primary Servicer which, if determined adversely to the Primary Servicer, would prohibit the Primary Servicer from entering into this Agreement, or, in the Primary Servicer’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Primary Servicer to perform its obligations under the Agreement;

(f)           No consent, approval, authorization or order of any court or governmental agency or body is required under federal, state or local law, for the execution, delivery and performance by the Primary Servicer or compliance by the Primary Servicer with this Agreement, except for any consent, approval, authorization, or order which has been obtained or cannot be obtained prior to the actual performance by the Primary Servicer of its obligations under this Agreement, or which, if not obtained, would not have a materially adverse effect on the ability of the Primary Servicer to perform its obligations hereunder;

(g)           The Primary Servicer has the full power and authority to enter into and perform in accordance with this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement; and

(h)           Each officer and employee of the Primary Servicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance and the fidelity bond maintained by the Primary Servicer in the amounts and with the coverage required by PSA Section 3.08(d), except to the extent that the Primary Servicer may self-insure with respect to such risks in accordance with PSA Section 3.08.

The foregoing representations and warranties shall survive the execution and delivery of this Agreement. Upon discovery by either the Master Servicer or the Primary Servicer of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other party.

ARTICLE VII.

EVENTS OF DEFAULT; TERMINATION

Section 7.01.    Events of Default.

(a)           “Primary Servicer Termination Event”, wherever used herein with respect to any Primary Servicer, means any one of the following events:

(i)            any failure by the Primary Servicer to deposit into the Primary Servicer Accounts, or to remit to the Master Servicer, any amount required to be so remitted by the Primary Servicer pursuant to and in accordance with this Agreement, which failure continues unremedied for two (2) Business Day following the date on which such deposit or remittance was required to be made; or

(ii)           any failure on the part of the Primary Servicer duly to observe or perform in any material respect any other of the covenants or agreements or to cure the breach of any representations or warranties on the part of the Primary Servicer contained in this Agreement in all material respects, which, in either event, continues unremedied for a period of twenty (20) days (or thirty-five (35) days in the case of a failure to pay the premium for any Insurance Policy required to be maintained here under or in any event such reasonable shorter period of time as is necessary to avoid the commencement of foreclosure proceedings for any lien relating to unpaid real estate taxes or assessments or a lapse in any required insurance coverage) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Primary Servicer by the Master Servicer, provided, however, if such breach is capable of being cured and the Primary Servicer is diligently pursuing such cure, such twenty (20) day period (or thirty-five (35) day period in the case of insurance) shall be extended for an additional thirty (30) days; or

(iii)          any breach on the part of the Primary Servicer of any representation or warranty contained in Section 6.03 hereof, which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of twenty (20) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Primary Servicer by the Master Servicer, provided, however, if such breach is capable of being cured and the Primary Servicer is diligently pursuing such cure, such twenty (20) day period shall be extended for an additional thirty (30) days; or

(iv)          a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Primary Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(v)           the Primary Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Primary Servicer, or of or relating to all or substantially all of its property; or

(vi)          the Primary Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(vii)         a servicing officer of the Primary Servicer obtains actual knowledge that (a) the Primary Servicer ceases to have a master servicer rating of at least “CMS3” from Fitch and such rating is not reinstated within 60 days; or (b) Moody’s has (1) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (2) has placed one or more Classes of Certificates on “watch status” in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or “watch status” placement shall not have been withdrawn by Moody’s within 60 days of the date such servicing officer obtained such actual knowledge) and, in the case of either of clause (1) or (2), cited servicing concerns with respect to the Primary Servicer as the sole or material factor in such rating action; or

(viii)        a Servicer Termination Event (as defined in the PSA) by the Master Servicer under PSA Section 3.01(c)(ii) or 7.01 which Servicer Termination Event occurred as a result of the failure of the Primary Servicer to perform any obligation required hereunder; or

(ix)          the failure of the Primary Servicer to comply with any of the requirements under Sections 3.05, 3.06, 3.07 and 3.08 of this Agreement applicable to such Primary Servicer, including the failure to deliver any reports or certificates at the time such report or certification is required under Sections 3.05, 3.06, 3.07 and 3.08; or

(x)           subject to Section 10.16(d) of the PSA, any failure by the Primary Servicer to comply with any of the requirements under Article X of the PSA applicable to the Primary Servicer or Master Servicer, including the failure to deliver any reports, certificates or disclosure information under the Exchange Act or under the rules and regulations promulgated under the Exchange Act, at the time such report, certification or information is required under Article X.

then, and in each and every case, so long as an Primary Servicer Termination Event shall not have been remedied, the Master Servicer may, by notice in writing to the Primary Servicer,

in addition to whatever rights the Master Servicer may have at law or in equity, including injunctive relief and specific performance, immediately terminate all of the rights and obligations of the Primary Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, subject to Section 7.02 hereof, without the Master Servicer incurring any penalty or fee of any kind whatsoever in connection therewith.  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Primary Servicer Termination Event.  On or after the receipt by the Primary Servicer of such written notice of termination from the Master Servicer, all authority and power of the Primary Servicer in this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer, and the Primary Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Primary Servicer’s responsibilities and rights hereunder, including, without limitation, the remittance of funds and the transfers of the Primary Servicing Files as set forth in Section 7.02.  Notwithstanding the foregoing, upon any termination of the Primary Servicer, the Primary Servicer will be entitled to receive all accrued and unpaid Primary Servicing Fees through the date of termination.

(b)           The Master Servicer may waive in writing any default by the Primary Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Primary Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 7.02.     Termination of Agreement.

(a)           This Agreement shall be terminated with respect to any Primary Servicer:

(i)            pursuant to Section 3.01(c) of the PSA and Section 7.01 hereof, if the Master Servicer elects to terminate the Primary Servicer following an Primary Servicer Termination Event (except as provided in clause (ii) below);

(ii)           immediately by the Master Servicer (or at the Depositor’s request) pursuant to Section 7.01(a)(x) hereof and PSA Section 3.01(c)(ii);

(iii)          upon resignation by the Primary Servicer as provided in Section 6.01 hereof;

(iv)          with respect to any Mortgage Loan, in the event such Mortgage Loan is substituted, purchased or repurchased pursuant to PSA Sections 2.03, 3.16 or 9.01.

(b)           If the Master Servicer’s responsibilities and duties as Master Servicer under the PSA have been assumed by the Trustee, the Trustee shall, without act or deed on the part of the Trustee, succeed to all of the rights and obligations of the Master Servicer under this Agreement as provided in PSA Section 3.01(d), and the Primary Servicer shall be bound to the Trustee under all of the terms, covenants and conditions of this Agreement with the same force and effect as if the Trustee was originally the Master Servicer under this Agreement; and the Primary Servicer does hereby attorn to the Trustee, as the Master Servicer hereunder, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon the Trustee succeeding to the interest of the Master Servicer hereunder.  The Primary Servicer agrees, however, upon written demand by the Trustee to promptly execute and deliver to the Trustee an instrument in confirmation of the foregoing provisions, satisfactory to the Trustee, in which the Primary Servicer shall acknowledge such attornment and shall confirm to the Trustee its agreement to the terms and conditions of this Agreement.  References to the Trustee under this Section 7.02, shall include any successor Master Servicer under the PSA.

(c)           Termination pursuant to this Section or as otherwise provided herein shall be without prejudice to any rights of the Master Servicer or the Primary Servicer which may have accrued through the date of termination hereunder, including rights to be paid and reimbursed any outstanding Primary Servicing Fees and any Servicing Advances.  In connection with any such termination, the terminated Primary Servicer shall (i) remit all funds in the related Primary Servicer Accounts to the Master Servicer or such other Person designated by the Master Servicer, net of accrued Primary Servicing Fees and Additional Primary Servicing Compensation through the termination date which are due and payable to the Primary Servicer, (ii) deliver all related Primary Servicing Files to the Master Servicer or to Persons designated by the Master Servicer, and (iii) fully cooperate with the Master Servicer to effectuate an orderly transition of the servicing of the related Mortgage Loans.  All rights of the terminated Primary Servicer relating to the following after such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement or termination of the Trust: (y) indemnification pursuant to Section 6.02; and (z); the payment of its Primary Servicing Fees, any Additional Primary Servicing Compensation and any other amounts which in any such case accrued under the terms of this Agreement on or before the date of such termination shall continue in full force and effect until payment or other satisfaction in accordance with this Agreement.

(d)           If the Primary Servicer is terminated pursuant to Section 7.01(a)(vii) hereof, then the Primary Servicer shall have the right for sixty (60) days from termination to sell its primary servicing under this Agreement to either the Master Servicer or another sub-servicer reasonably acceptable to the Master Servicer, which acceptance shall not be unreasonably withheld or delayed.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.01.     Rating Agency Communications.

(a)           The Primary Servicer shall not provide any information directly to, or communicate with, either orally or in writing, any Rating Agency or any NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates or Mortgage Loans, including, but not limited to, providing responses to inquiries from a Rating Agency or NRSRO regarding the Certificates or the Mortgage Loans relevant to such Rating Agency’s or NRSRO’s surveillance of the Certificates and requests for Rating Agency Confirmation.  All such information will be provided by, and all such communications, responses and requests will be made by, the Master Servicer in accordance with the procedures required by the PSA.  To the extent that the Master Servicer is required to provide any information to, or communicate with, any Rating Agency or NRSRO in accordance with its obligations under the PSA and such information or communication is regarding the Mortgage Loans or the subservicing by the Primary Servicer under this Agreement, the Primary Servicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations.  The Primary Servicer shall have no liability with regard to the Master Servicer’s failure to provide to the Depositor or any other party any information, reports and certificates the Master Servicer is required to delivery under the PSA unless such failure is the result of the Primary Servicer’s failure to meet its obligations hereunder.  None of the foregoing restrictions in this Agreement shall prohibit or restrict oral or written communications, or providing information, between the Primary Servicer, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Primary Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Primary Servicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Primary Servicer’s servicing operations in general; provided, that the Primary Servicer shall not provide any information relating to the Certificates or the Mortgage Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless (x) Borrower, property and other deal specific identifiers are redacted; or (y) such information has already been provided to the 17g-5 Information Provider and has been uploaded on to the 17g-5 Information Provider’s Website.

(b)           The Primary Servicer hereby expressly agrees to indemnify and hold harmless the Master Servicer and its respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons, and the Trust Fund (each, an “Indemnified Party”), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, pursuant to a third-party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses) arise out of or are based upon the Primary Servicer’s breach of this Section 8.01 (including, without limitation, a determination by a Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Exchange Act Rule 17g-5(a)(3), but solely to the extent such determination is caused by a breach of this Section 8.01 by the Primary Servicer), and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.

Section 8.02.     Amendment.

This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and may be amended from time to time by the Master Servicer and the Primary Servicer only by written agreement executed by the party or parties against whom the enforcement of such amendment is sought.  Master Servicer shall not consent to any modification to the PSA in any manner which would increase the obligations or limit the rights of the Primary Servicer under the PSA or under this Agreement without the prior consent of the Primary Servicer (which consent shall not be unreasonably withheld).

Section 8.03.     Governing Law; Waiver of Jury Trial; Submission to Jurisdiction

(a)           THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

(b)           TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY ASSIGNMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY ASSIGNMENT.

(c)           TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING SUCH CLAIMS IN ANY SUCH COURT; AND

(IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 8.04.     Notices.

All demands, notices and communications hereunder shall be in writing and addressed in each case as follows:

(a)           if to the Primary Servicer:

Bank of America, National Association,
Capital Markets Servicing Group
900 West Trade Street, Suite 650
NC1-026-06-01
Charlotte, North Carolina 28255
Fax No. (704) 317-4501
Attention: Servicing Manager
Reference: UBS Barclays 2013-C5

and

(b)           if to the Master Servicer:

by U.S. Mail at:

Midland Loan Services, a Division of PNC Bank, National Association
P.O. Box 25965
Shawnee Mission, KS 66225-5965
Attention:  Executive Vice President - Division Head
Facsimile No.: (913) 253-9001

or by delivery to:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin, Suite 300
Overland Park, KS 66210
Attention:  Executive Vice President - Division Head

with a copy to:

Stinson Morrison Hecker LLP
1201 Walnut Street
Kansas City, Missouri 64106-2150
Attn:  Kenda Tomes
Facsimile No.:   (816) 412-9338

Any of the above-referenced Persons may change its address for notices hereunder by giving notice of such change to the other Persons.  All notices and demands shall be deemed to have been given at the time of the delivery at the address of such Person for notices hereunder if personally delivered, mailed by certified or registered U.S. mail, postage prepaid, return receipt requested, or sent by overnight courier or telecopy.

(c)           To the extent that any demand, notice or communication hereunder is given to any Primary Servicer by a Responsible Officer of the Master Servicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Master Servicer with respect to such communication, and any Primary Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.  To the extent that any demand, notice or communication hereunder is given to the Master Servicer by a Responsible Officer of any Primary Servicer, such Responsible Officer shall be deemed to have the requisite power and authority to bind the Primary Servicer with respect to such communication, and the Master Servicer may conclusively rely upon and shall be protected in acting or refraining from acting upon any such communication.

Section 8.05.     Consistency with PSA; Severability of Provisions.

This Agreement shall be subject to the provisions of the PSA, which provisions shall be paramount and controlling and shall supersede the provisions of this Agreement to the extent of any conflicts or inconsistencies.  If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable or shall be determined to be inconsistent with the PSA, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions or the rights of any parties hereto.  To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.06.     Inspection and Audit Rights.

The Primary Servicer agrees that, on reasonable prior notice, it will permit any representative of the Master Servicer, during the Primary Servicer’s normal business hours, reasonable access at its principal servicing offices to examine all books of account, records, reports and other documents of the Primary Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, which may be provided electronically, to cause such books to be audited by accountants selected by the Master Servicer, and to discuss matters relating to the Mortgage Loans with the Primary Servicer’s officers and employees. Protection of Confidential Information.

The Primary Servicer shall keep confidential and shall not divulge to any party, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans, the Mortgaged Properties or the Borrowers and (a) it is appropriate for the Primary Servicer to do so (i) in working with legal counsel, auditors, other advisors, taxing authorities or other governmental agencies, (ii) in accordance with Accepted Primary Servicing Practices or (iii) when required by any law, regulation, ordinance, court order or subpoena or (b) the Primary Servicer is disseminating general statistical information relating to the mortgage loans being serviced by the Primary Servicer (including the Mortgage Loans) so long as the Primary Servicer does not identify the owner of the Mortgage Loans or the Borrowers.

Section 8.07.     Binding Effect; No Partnership; Counterparts.

Subject to Section 6.01 hereof, with respect to the Primary Servicer, the provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Primary Servicer shall be rendered as an independent contractor for the Master Servicer.  For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 8.08.     Third Party Beneficiaries.

The Trustee for the benefit of the Certificateholders shall be a third party beneficiary under this Agreement, but (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder in accordance with PSA Sections 3.01(c) and 3.01(d)), none of the Trust, the Trustee, the Depositor, any successor Master Servicer, Special Servicer or any Certificateholder shall have any duties under this Agreement or any liabilities arising from this Agreement.

Section 8.09.     Article and Section Headings.

The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning thereof.

Section 8.10.     Non-Solicitation

Without the prior written consent of the Primary Servicer (or as discussed below), the Master Servicing Group (as defined below) shall not disclose to any Person employed by the Master Servicer or an Affiliate thereof that is part of a business unit that originates or refinances mortgage loans any information that the Master Servicing Group has received or obtained or generated or is otherwise in its possession as a result of its acting as Master Servicer under the PSA (including any information received from the Special Servicer if the Master Servicer and the Special Servicer are the same party). In addition, without the prior written consent of the Primary Servicer, the Master Servicing Group shall not take any direct or indirect action, nor will it direct a third party to take any action, to refinance or solicit the refinancing of any Mortgage Loan except in performance of its duties as Master Servicer under the PSA. For purposes of this Section 8.11, the “Master Servicing Group” shall mean the business unit of the Master Servicer (which, with respect to PNC Bank, National Association, is called Midland Loan Services, a Division of PNC Bank, National Association) that is in the business of master servicing and/or primary servicing commercial multifamily mortgage loans that are in securitizations. Notwithstanding the foregoing, the following shall not constitute violations of this Section 8.11: (i) dissemination of information or reports as contemplated by the PSA, (ii)

promotions or contacts undertaken by the Master Servicer or any Affiliate of the Master Servicer which are directed to commercial mortgage loan borrowers, originators and mortgage brokers generally, which promotions, in each case, are based upon information that has been acquired from a source other than the Master Servicing Group, including, commercially acquired mailing lists or information generally available in the public domain, (iii) actions taken in connection with serving the refinancing needs of a Borrower who, without such solicitation by the Master Servicer as described in the second preceding sentence, contacts the Master Servicer in connection with the refinance of such Mortgage Loan, (iv) actions taken or communications made by the Master Servicing Group in connection with the sale of a Specially Serviced Loan or (v) contacts or solicitations based on information that has been made available in the public domain by a source other than the Master Servicing Group and not by reason of any action or inaction by the Master Servicing Group, or that was independently developed or already in possession of the Master Servicing Group or the Master Servicer or its Affiliates without accessing information acquired in connection with duties as Master Servicer under the PSA.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Master Servicer and the Primary Servicer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:

Name:	Bradley J. Hauger

Title:	Senior Vice President

(“Master Servicer”)

[SIGNATURE AND NOTICE ADDRESS PAGES AND MORTGAGE LOAN
SCHEDULES FOR THE PRIMARY SERVICER TO FOLLOW]

[Midland-Bank of America Primary Servicing Agreement (UBS 2013-C5) - Midland Signature Page]

BANK OF AMERICA N.A.

By:

Name:	Robert H. Cox

Title:	Director

(“Primary Servicer”)

[Midland-Bank of America Primary Servicing Agreement (UBS 2013-C5) – Bank of America Signature Page]

SCHEDULE I

Mortgage Loan Schedule

Property Name	Principal Balance	Primary Servicing Fee Rate (basis points)
Harborplace	75,799,261.73	1.0
231 South LaSalle	74,806,897.38	1.0
155 Fifth Avenue	29,212,818.92	1.0
The Village of Cross Keys	24,663,431.41	1.0
Village Greens Shopping Center	22,722,008.85	1.0
Midtowne Portfolio	22,700,000.00	1.0
Quorum Center	20,500,000.00	1.0
Audubon Square	18,500,000.00	5.0
167-177 Lafayette Street	18,476,483.76	1.0
Chatham Retail	18,000,000.00	1.0
Mariner Court	15,700,000.00	1.0
Mini Storage Columbus Portfolio	15,166,353.30	1.0
850 Trafalgar	13,000,000.00	1.0
Pogoda Self Storage Portfolio	12,985,157.14	1.0
Walmart Supercenter	11,758,995.19	1.0
Hampton Inn Suites Canton	9,700,000.00	7.0
150 James Street	8,750,000.00	1.0
Washington Square	7,143,419.12	1.0
Overland Stage Shopping Center	6,592,444.62	1.0
L Street Self Storage	6,300,000.00	1.0
Arnold Industrial Portfolio	6,190,643.80	1.0
Main Valley Shopping Center	5,600,000.00	1.0
Beacon Self Storage	5,487,728.17	1.0
Candlewood Suites Decatur	5,200,000.00	1.0
El Fuerte Business Park	5,200,000.00	1.0
Emigrant Storage Reno	5,050,000.00	1.0
Devonshire Apartments	4,900,000.00	1.0
Central CA Storage Portfolio	4,393,089.39	1.0
Silver Comet	3,625,000.00	1.0
7-11 Portfolio	2,596,978.01	1.0
Landover Self Storage	2,496,953.20	1.0

Midland-Bank of America Primary Servicing Agreement (UBS 2013-C5) - Mortgage Loan Schedule

EXHIBIT “A”

(Day One Report)

(see attached)

A-1

Subservicer Name: _________________________________
Deal Name: ______________________________________
Reporting Period: _________________________________	DAY ONE REPORT

Midland Loan #	Sub Loan #	Beg. Scheduled Prin Bal	Actual Paid To Date	Schdeuled Principal Balance	Prepayment Penalty	Prepayment Date	Scheduled Interest Payment	Scheduled Principal Payment	Scheduled P&I	Servicing Fee Rate	Servicing Fee	Net Remittance

TOTALS:

A-2

EXHIBIT “B”

(Inspection Reports)

(see attached)

Mortgage Bankers Association	Version: 1.22
Property Inspection Workbook Tools

General Purpose Tools

Select Check Spelling to run Excel’s spell checker on all property inspection worksheets.	Check Spelling

Select Print to display the MBA Property Inspection worksheet selection form where you can select the	Print
worksheet(s) to print.

Company Logo

See MBA Reference Guide for Property Inspection Report for instructions to insert logo

MBA INSPECTION FORM KEY

Mortgage Bankers Association
Standard Property Inspection Form Definitions
For additional information, please refer to the MBA Inspections White Paper
Ratings Definitions
1
 New or like new condition
 All major building components are new or like new
 All vacant units/space are rent ready & reflect the highest current market standards
 No deferred maintenance items (only routine maintenance)
 No life safety or code violations exist
 Positive impact to marketability
 Deferred Maintenance and Life Safety – No actions are required

2
 Above average condition for the property’s age and market, minimal wear and tear
 All major building components in functional condition
 All vacant units/space are rent ready or in the process of being made rent ready
 No deferred maintenance items (only routine maintenance)
 No life safety or code violations exist
 No impact to marketability
 Deferred Maintenance and Life Safety – No actions are required

3
 Normal condition for the property’s age and market, general wear and tear.
 All major building components in functional condition
 Most vacant units or space are rent ready or in the process of being made rent ready
 Minimal deferred maintenance and routine maintenance items with costs that can be funded by normal operations
 No/minor life safety or code violations exist
 No impact to marketability
 Deferred Maintenance and Life Safety - Appropriate actions are planned or in progress

4
 Deteriorating condition for the property’s age and market
 A building component is not in fully functional condition
 Few rent-ready units or space
 Limited major deferred maintenance &/or numerous minor deferred maintenance items
 Some life safety or code violations exist
 Negative impact to marketability
 Deferred Maintenance and Life Safety - Actions are not addressed as quickly as required and/or further action is necessary, additional monitoring may  be appropriate

5
 Inferior conditions
 Multiple building components non-functional
 Vacant units or space are in poor to down condition
 Severe deferred maintenance items
 Multiple life safety or code violations exist
 Negative impact to marketability
 Deferred Maintenance and Life Safety – No Action taken and/or further action is necessary – additional monitoring is appropriate

Not Applicable	No components exist (therefore, no rating is possible)
Not Accessible
 No component was visible due to inability to view the condition based on access, life safety, weather conditions or other blockages.
 Deferred maintenance items can not be determined based on lack of access
 Further action or review may be required

Copyright 2008 Mortgage Bankers Association, Washington, DC

General Info

Company Name/Logo	Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country			/
Property Name		Overall Property Rating

Servicer, Loan and Contact Information
Servicer Name		Contact Company
Owner of Loan		Contact Name	/
Investor Number		Contact Phone
Investor Loan #		Contact Email
Property ID		Addt’l ID #1 (editable)
Original Loan Amount		Addt’l ID #2 (editable)
Loan Balance (UPB)		O&M Plan(1)
Loan Balance as of Date		Report Reviewed By		/
(1) Includes ALL Plans (such as, but not limited to, Operations & Maintenance, Moisture Management and Environmental Remediation)
Property and Inspector Information
Property Name		Primary Property Type
Property Address		Secondary Property Type
Property City		Inspection Company
Property State		Inspection Co. Phone
Property Zip		Inspector’s Name		/
Inspector’s ID

Lender’s or Servicer’s General Comments or Instructions to Inspector for Subject Property:

Property Inspector’s General Comments or Suggestions to Lender or Servicer on the Subject Property:

Overview of Property Information
Number of Buildings		Year Built
Number of Floors		Total Square Feet (Gross)
Number of Elevators		Total Sq. Feet (Net / Rentable)
Number of Parking Spaces		Occupied Space
Number of Units / Rooms / Beds		Vacant Space
Rent Roll obtained at Inspection		Total Percent Occupied
Total Number of Down Units / Rooms / Beds		Annual Occupancy
Unit of Measurement Used		Annual Turn Over

Property Offers Rental Concessions		If yes, please describe concessions:

Copyright 2008 Mortgage Bankers Association, Washington, DC

General Info

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Franchise Name	Franchise change since last inspection

Number of Occupied Units Inspected	Number of Vacant Units Inspected

Is there any dark space?	Describe:
Is there any down space?	Describe:

Capital Expenditures
Describe in detail Repairs, Replacements or Capital Improvements	Identified Cost	Status

Neighborhood and Site Comparison Data
Is the area declining or distressed	Percent Use - %
Is there any new construction in the area	Single Family
Top 2 Major	1. Name or Type	Multifamily
Competitors:	Distance	Commercial
2. Name or Type	Industrial
Distance	Undeveloped	100%

Describe area, surrounding land use & overall trends (include location in relation to subject property - N, S, E, W):

Management Company Information
Management Company Name	Phone Number
On Site Contact	/	Mgmt Interview
Role or Title of Contact	Length of time at property
Management Affiliation	Change since last inspection

Other Information
Additional Collateral Description Information

Copyright 2008 Mortgage Bankers Association, Washington, DC

Physical Condition & DM

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Physical Condition Assessment and Deferred Maintenance

Property Assessment

Physical Condition	Overall Rating	Trend	Representative Components (Not all-inclusive)	Inspector Comments
Curb Appeal			Comparison to Neighborhood; First Impression / Appearance
Site
Subject Property Appearance; Signage; Ingress/Egress; Landscaping; Site Lighting; Parking Lot; Striping; Garage/Carports; Irrigation System; Drainage; Retaining Walls; Walkways; Fencing; Refuse Containment & Cleanliness, Hazardous Material Storage

Building / Mechanical systems
HVAC; Electrical; Boilers; Water Heaters; Fire Protection; Sprinklers; Plumbing; Sewer; Solar Systems; Elevators/ Escalators; Chiller Plant; Cooling Towers; Building Oxygen Systems; Intercom System; PA System; Security Systems

Building Exteriors			Siding; Trim; Paint; Windows; Exterior Entry Ways; Stairs; Railings; Balconies; Patios; Gutters; Downspouts; Foundations; Doors; Façade; Structure (Beam/Joist)
Building Roofs			Roof Condition; Roof Access; Top Floor Ceilings; Shingles/ Membrane; Skylights; Flashing; Parapet walls; Mansard roofs
Occupied Units / Space
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements/Attics

Vacant Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements/Attics

Down Units / Space / Hotel Rooms
HVAC; Ceiling; Floors; Walls; Painting; Wall Cover; Floor Cover; Tiles; Windows; Countertop; Cabinets; Appliances; Lighting; Electrical; Bathroom Accessories; Plumbing Fixtures; Storage; Basements/Attics

Interior Common Areas
Mailboxes; Reception Area; Lobby; Food Courts; Dining Areas; Kitchen; Halls; Stairways; Meeting Rooms; Public Restrooms; Storage; Basement; Healthcare Assistance Rooms; Pharmacy / Medication Storage; Nurses Station

Copyright 2008 Mortgage Bankers Association, Washington, DC

Physical Condition & DM

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Amenities	Pool; Clubhouse; Gym; Laundry Area / Rooms; Playground; Wireless Access; Restaurant/Bar; Business Center; Sport Courts; Spa; Store; Media Center
Management Competence	Professionalism; Ability to respond to questions; Knowledge of property; Knowledge of neighborhood/ market; Preparedness for inspection; Had all requested paperwork; Tenants notified

Exterior - Additional description of the property conditions:

Interior - Additional description of the property conditions:

Deferred Maintenance Items

Identify Item and Describe Condition (including location)		Rating	Photo #	Life Safety	Est. Cost

Copyright 2008 Mortgage Bankers Association, Washington, DC

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Photos

Mgmt Interview

Company Name/Logo	Standard Inspection Form

Inspection Date	Time		Property City
Loan Number			Property State/Country	/
Property Name			Overall Property Rating

Management Information & Interview

Management Company Name			Phone Number
Name of Information Source		/	Email Address
Role or Title of Information Source			Length of time at property
Management Affiliation			Mgmt change from last inspection

In your opinion, how does the property perform compared to similar properties in the area?
In your opinion, what is the average percentage of vacancy in similar properties in the area?
Based on market survey, what is the current average rents paid in the area ($ per square foot/units/beds)?
In your opinion, explain the reason for any variance on vacancy & rents between the market and the subject property:

In the past 12 months, have there been any fires, significant water intrusion or other property damage?
If yes, explain the location on the property, costs associated, any insurance claims submitted, resolution & leaseability:

In the past 12 months, to the best of your knowledge, have any code violations been received?
If yes, please describe the violation, the costs associated and any resolution or outstanding issues:

Is the property undergoing any significant rehab/construction?
If yes, explain the location, size and estimated costs:

Is the property in compliance with ALL O&M Plan(s)?
(Plans such as, but not limited to, Operations and Maintenance, Moisture Management and Environmental Remediation.)
If no, please explain which plan(s), the requirements, noncompliance items and estimated costs:

Any change or violations of a Franchise Agreement or License(s) at the property?
If yes, please explain any change or violation, costs & any resolution or outstanding issues:

To the best of your knowledge, are there any lawsuits pending that may negatively impact the property?
If yes, please explain:

Other Information or Comments:

Copyright 2008 Mortgage Bankers Association, Washington, DC

Multifamily

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Multifamily, Mobile Homes, Cooperative Housing, Student Housing

Property Information

Heat at the Property					Gas at the Property
Water at the Property					Trash at the Property
Electric at the Property					Cable at the Property
Change to Major Employer					If yes, describe:
Change to Commercial/Retail					If yes, describe:

Unit Breakdown

# of Bedrms	# of Bath	# of Units	Avg Ft2 / Unit	Monthly Rent	# Occupied	# Vacant	# Down	# Inspected

Totals

Tenant Profile
Corporate		Military	Seasonal		Seniors	Students	Other	100%

Property Condition

Detailed Report of Units Inspected

Unit #	# of Bedrms	# of Bath	Square Feet	Asking Rent	Current Use		Overall Condition

Copyright 2008 Mortgage Bankers Association, Washington, DC

Healthcare

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number	Property State/Country	/
Property Name	Overall Property Rating

Healthcare, Nursing Home, Hospitals

Property Information

General Information

Total Number of Beds	Number of Beds Occupied
% Occupied

New Patients Currently being Accepted	Admission Waiting Period
Proximity to a Hospital

Level of Care Breakdown

Unit Type	Total # Beds	Total # Beds Occupied	Total # Units	Total # Units Occupied	Avg. S.F. / Unit	Monthly Rent	# Beds Vacant

Totals

Administrator’s Name	/	Length of Time at Property
Director of Nursing’s Name	/	Length of Time at Property

Direct Care Staff Numbers	Day	Evening	Night	Comments
Nurses -	RNs
Nurses -	LPNs
Other Direct Care
Non Direct Care Personnel
Total Staff

Regulatory / Licensing Agency Information

Name of the Agency	Contact Person	/
Expiration Date of Operating License	All Licenses Current
Date of last Medicare inspection	Property Medicare Certified
Date of last Medicaid inspection	Property Medicaid Certified
Please describe any violations, costs associated, resolution or outstanding issues:

Copyright 2008 Mortgage Bankers Association, Washington, DC

Healthcare

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Property Condition
Handrails in the halls					Exits clearly marked
Grab bars present in rest rooms					Intercom System
Staff interacts well with residents					Generator Function
Facility looks and smells clean
Additional description of any safety or deficiency issues observed:

Units or Beds Inspected

Down Units (List the unit #)

Detailed Report of Units Inspected

Unit #	# of Bedrms	# of Bath	Square Feet	Asking Rent	Current Use	Overall Condition

Copyright 2008 Mortgage Bankers Association, Washington, DC

Standard Inspection Form

Inspection Date	Time		Property City
Loan Number			Property State/Country		/
Property Name			Overall Property Rating

Rent Roll

Rent Roll Attached		(Select One)
Rent Roll Summary Attached
Single Tenant Property		Lease expires:
Hospitality Property		YTD ADR:	RevPAR:	ADO:

Insert Rent Rolls in the space below using Excel commands or via Copy and Paste

Copyright 2008 Mortgage Bankers Association, Washington, DC

Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country
Property Name		Overall Property Rating

Maps

Regional Map

Neighborhood Map

Copyright 2008 Mortgage Bankers Association, Washington, DC

Comprehensive Assessment Addendum

Company Name/Logo	Standard Inspection Form

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Limitations of Field Assessment

Did you experience any of the following limitations to performing this field assessment: (Choose Yes/No)
Management unavailable for interview or management experience on the property is less than six months
Occupied units were unavailable for assessment, or the total number of units available (occupied or unoccupied) was insufficient
Significant portions of the common areas, amenities or basements, etc. were unavailable for assessment
Snow was covering most exterior areas (parking lots, roofs, landscape areas)
Other
None
Comment:

Comprehensive Property Assessment Ratings

1. Life Safety (Choose the one that applies from the drop down menu):

Comment:

2. Deferred Maintenance (Choose the one that applies from the drop down menu):

Comment:

3. Routine Maintenance (Choose the one that applies from the drop down menu):

Comment:

4. Capital Needs (Choose the one that applies from the drop down menu):

Comment:

5. Level/Volume of issues noted and appropriate follow-up recommendations (Choose the one that applies from the drop down menu):

Comment:

Overall Rating and Additional Comments

Overall Rating Scale:
1 =	No substantial concerns observed. No further action required.
2 =	Some minor issues noted. Limited follow-up required.
3 =		Substantial and/or critical issues noted. Documented follow-up required.
4 =		Overall condition showing signs of deterioration. Documented follow-up with possible action plan required.
5 =		Severe deferred maintenance observed. Follow-up and substantial action plan required.

Comment:

Inspector Information

Seller/Servicer Certification	Date:

First Name:
Last name:
Title:
Phone Number:
Email Address:

Copyright 2008 Mortgage Bankers Association, Washington, DC

Comprehensive Assessment Addendum

Inspection Date	Time	Property City
Loan Number		Property State/Country	/
Property Name		Overall Property Rating

Email Address:

Copyright 2008 Mortgage Bankers Association, Washington, DC

EXHIBIT “C”

(Quarterly Reports)

(see attached)

Transaction/Securitization Name
Subservicer:
Quarter Ending:								INSURANCE MONITORING REPORT

Servicer Loan #	MLS Loan #	Borrower Name	Property Name	Property Address	Effective Date	Expiration Date	Insurance Co.	Type of Coverage	Policy Number	Coverage Amount	Deductible	Escrowed (Y/N)	Loss Payee Endorsement Reflects Trust (Y/N)	Meets Qualified Ins Ratings (Y/N)	Frequency of Disbursement

Note: Please include one line per Insurance coverage.

The undersigned hereby certifies that it holds in its custody a certificate or other appropriate proof of valid insurance on the individual properties which are securing mortgage loans held by the above referenced “transaction/securitization” which are subserviced by the undersigned on behalf of Midland Loan Services, Inc.
The hazard coverage provided by such policies complies with the requirements of the individual loan documents. The properties are correctly identified in the policies, and all improvements thereon to be insured are included and properly described; that the name or names of the insured exactly conform to the names or names in which title is held; that a standard, non contributory clause in favor of is or endorsed on the policies. The amount of coverage is not less than the amount required under the individual loan documents.

Certified By:
Date Printed:
Title:

Transaction/Securitization Name
Subservicer:
Quarter Ending:							TAX MONITORING REPORT

Servicer Loan #	MLS Loan #	Borrower Name	Property Name	Property Address	Property City	Property State	Property Zip Code	Parcel No.	Tax Authority Name	Tax Type	Next Tax Due Date	Escrowed (Y/N)

Note: Please include one line per tax parcel.

The undersigned hereby certifies that it has inspected actual tax receipts or has otherwise verified full payment of all real estate taxes
for the year				and prior years on properties covered by all mortgage loans subserviced by it on
behalf of Midland Loan Services, Inc., and held by							excepting only the loans hereinafter listed;
the undersigned further certifies that no unredeemed sales certificates or other tax liens are outstanding against any of the aforesaid properties other than as stated below.

Loan Number			Mortgagor			Explanation

Certified By:
Date Printed:
Title:

Transaction/Securitization Name
Subservicer:
Quarter Ending:						UCC MONITORING REPORT

Servicer Loan #	MLS Loan #	Borrower Name	State of Incorporation or State of Residence	Property Name	Filing Type	Filing Location	Original Filing Number	Original Filing Date	Expiration Date	Trust is Named Beneficiary (Y/N)

Note: Please include one line per UCC filing.

The undersigned hereby certifies that it has inspected actual UCC-1 filings or has otherwise verified filing of all UCC-1 documents and further certifies that there has been no lapse in lien position on the collateral secured by said UCC-1 filings for all loans subserviced on
behalf of Midland Loan Services, Inc., and held by							.

Certified By:
Date Printed:
Title:

Please forward to Midland Loan Services copies of all filings and attachments.
If copies cannot be supplied, Midland will need the following information:

Exact Name and Address of current beneficiary (if not assigned to the Trust)
Complete Address of the Borrower
Copies of collateral description and legal description

EXHIBIT “D”

(Remittance Reports)

(see attached)

D-1

TRANSACTION NAME:
SUBSERVICER:
FOR DISTRIBUTION DATE:

MASTER SERVICER #	SUBSERVICER LOAN #	BORROWER NAME	BEGINNING BALANCE	PAYMENT AMOUNT	PRINCIPAL AMOUNT	INTEREST AMOUNT	SERVICE FEE	NET INTEREST	NET REMITTANCE	ENDING BALANCE	PAYMENT DATE

TOTALS

D-2